EXHIBIT 10.54










            SECOND AMENDMENT TO CREDIT AGREEMENT


                Dated as of February 15, 1996


                            Among


         LABORATORY CORPORATION OF AMERICA HOLDINGS
(formerly known as NATIONAL HEALTH LABORATORIES HOLDINGS INC.), as Borrower,


                   THE BANKS NAMED HEREIN,
                        as Banks, and


              CREDIT SUISSE (NEW YORK BRANCH),
                   as Administrative Agent





          SECOND AMENDMENT TO CREDIT AGREEMENT dated as of February 15, 1996 among LABORATORY CORPORATION OF AMERICA HOLDINGS (formerly known as NATIONAL HEALTH LABORATORIES HOLDINGS INC.), a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Banks") listed on the signature pages hereof, and CREDIT SUISSE (NEW YORK BRANCH) ("CS"), as administrative agent (the "Administrative Agent") for the Lenders hereunder.


                    PRELIMINARY STATEMENT

          The parties hereto (i) have entered into a Credit Agreement dated as of April 28, 1995 (as amended, the "Credit Agreement") providing for, among other things, the Lenders to lend to the Borrower up to $1,250,000,000 on the terms and subject to the conditions set forth therein and
(ii) desire to amend the Credit Agreement in the manner set forth herein. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                          ARTICLE I

                         AMENDMENTS

          SECTION 1.01.  Amendment of Definitions.  Article
I, Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Restructuring Costs" set forth therein in its entirety and inserting the following definition in lieu thereof:

               " 'Restructuring Costs' means a maximum of up to (a) to the extent actually incurred, $80,000,000 in the aggregate charged in respect of the five fiscal quarters ended June 30, 1996, for restructuring costs and deferred financing costs (of which not more than $14,000,000 may constitute deferred financing costs) of the Borrower of the kind described in footnote 5 to the Pro Forma Condensed Combined Consolidated Balance Sheet for the year ended December 31, 1994 set forth in the NHL Proxy Statement, plus (b) up to $15,000,000 in the aggregate charged during the fiscal quarter ended December 31, 1995 for unrecoverable accounts receivable, and plus (c) to the extent actually incurred or reserved for on the financial statements required to be delivered pursuant to
          Section 5.01(l)(i) and (ii), $10,000,000 in the
          aggregate charged in respect of the five fiscal quarters ended June 30, 1996 for Settlement Costs.".

          SECTION 1.02.  Amendment of Affirmative Covenants.
Article V, Section 5.01(i) of the Credit Agreement is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:

          "(i) Leverage Ratio. Maintain at the end of each period specified below a Leverage Ratio of not more than (i) for each of the periods commencing on the Closing Date and ending on the date set forth below, the ratio set forth below:

          Period Commencing
           on the Closing
         Date and Ending on                 Ratio
     --------------------------           -----------
     June 30, 1995                         4.75:1.0

     September 30, 1995                    4.50:1.0

     December 31, 1995                     4.50:1.0

     March 31, 1996                        4.50:1.0;

     and (ii) for each four fiscal quarter period ending thereafter, commencing with the four fiscal quarter period ending in June 1996, the ratio set forth below:

                Four Fiscal
            Quarters Ending in              Ratio
     -------------------------------    -------------
          June 1996                       4.50:1.0
          September 1996                  4.50:1.0
          December 1996                   4.25:1.0
          March 1997                      4.00:1.0
          June 1997                       4.00:1.0
          September 1997                  3.75:1.0
          December 1997                   3.25:1.0
          March 1998                      3.25:1.0
          June 1998                       3.25:1.0

                Four Fiscal
            Quarters Ending in              Ratio
    --------------------------------   -------------
          September 1998                  3.25:1.0
          December 1998                   3.00:1.0
          March 1999                      3.00:1.0
          June 1999                       3.00:1.0
          September 1999                  3.00:1.0
          December 1999                   2.50:1.0
          March 2000                      2.50:1.0
          June 2000                       2.50:1.0
          September 2000                  2.50:1.0
          December 2000                   2.50:1.0
          March 2001                      2.50:1.0".


                         ARTICLE II

               REPRESENTATIONS AND WARRANTIES

          SECTION 2.01.  Representations and Warranties of
the Borrower. The Borrower represents and warrants as follows:

          (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or by-laws.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

          (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

          (e) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct in all material respects on and as of the date hereof, as though made on and as of the date hereof.

          (f) No event has occurred and is continuing which constitutes a Default.

                         ARTICLE III

                        MISCELLANEOUS

          SECTION 3.01.  Governing Law.  This Amendment
shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

          SECTION 3.02. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 3.03. Effect on the Credit Agreement. Upon execution and delivery of this Amendment, each reference in the Credit agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any Loan Document (as defined in the Credit Agreement) shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:             LABORATORY CORPORATION OF AMERICA
                        HOLDINGS


                      By:/s/  BRADFORD T. SMITH
                         ----------------------------
                         Name:   Bradford T. Smith
                         Title:  Executive Vice President and
                                   General Counsel



ADMINISTRATIVE        CREDIT SUISSE (NEW YORK BRANCH),
  AGENT:                as Administrative Agent


                      By:/s/  KARL M. STUDER
                         -----------------------------------
                         Name:   Karl M. Studer
                         Title:  Member of Senior Management

                      and


                      By:/s/  HEATHER RIEKENBERG
                         -----------------------------------
                         Name:  Heather Riekenberg
                         Title: Member of Senior Management









                         CREDIT SUISSE (NEW YORK
                           BRANCH)


                         By:/s/  KARL M. STUDER
                            -----------------------------
                            Name:  Karl M. Studer
                            Title: Member of Senior Management


                         By:/s/  DANIELA E. HESS
                            -----------------------------
                            Name:  Daniela E. Hess
                            Title: Associate














                         BANK OF AMERICA ILLINOIS


                         By:/s/  WENDY L. LORING
                            -----------------------------
                            Name:   Wendy L. Loring
                            Title:  Vice President












                         BANQUE NATIONALE DE PARIS


                         By:/s/  RICHARD L. STED
                            ------------------------------
                            Name:  Richard L. Sted
                            Title: Senior Vice President


                         By:/s/  BONNIE G. EISENSTAT
                            ------------------------------
                            Name:   Bonnie G. Eisenstat
                            Title:  Vice President










                         BAYERISCHE LANDESBANK
                           GIROZENTRALE


                         By:/s/  WILFRIED FRENDENBERGER
                            -----------------------------------
                            Name:   Wilfried Frendenberger
                            Title:  Executive Vice President
                                    and General Manager

                         By:/s/  BERT VON STUELPNAGEL
                            -----------------------------------
                            Name:   Bert von Stuelpnagel
                            Title:  Executive Vice President
                                    and Manager










                         THE CHASE MANHATTAN BANK


                         By:/s/  ROGER LIEBLICH
                            --------------------------------
                            Name:  Roger Lieblich
                            Title: Managing Director








                         CREDIT LYONNAIS
                           CAYMAN ISLANDS BRANCH


                         By:/s/  FARBOUD TAVANGAR
                            -------------------------------
                            Name:  Farboud Tavangar
                            Title: Authorized Signature














                         DEUTSCHE BANK AG
                         NEW YORK BRANCH and/or
                         CAYMAN ISLANDS BRANCH


                         By:/s/  ERIKA M. STEVER
                            ------------------------------
                            Name:  Erika M. Stever
                            Title: Associate


                         By:/s/  WOLF A. KLUGE
                            ------------------------------
                            Name:  Wolf A. Kluge
                            Title: Assistant Vice President










                         THE FUJI BANK, LTD.
                           (NEW YORK BRANCH)


                         By:/s/  TEIJI TERAMOTO
                            -----------------------------
                            Name:  Teiji Teramoto
                            Title: Vice President & Manager










                         NATIONSBANK, N.A.


                         By:/s/  MICHAEL A. CRABB, III
                            --------------------------------
                            Name:  Michael A. Crabb, III
                            Title: Vice President






                         THE SUMITOMO BANK, LIMITED,
                           NEW YORK BRANCH


                         By:/s/  YOSHINORI KAWAMURA
                            --------------------------------
                            Name:  Yoshinori Kawamura
                            Title: Joint General Manager










                         SWISS BANK CORPORATION


                         By:/s/  HANNO HUBER
                            --------------------------
                            Name:  Hanno Huber
                            Title: Associate Director
                                   Corporate Clients
                                   Switzerland


                         By:/s/  GUIDO W. SCHULER
                            --------------------------
                            Name:  Guido W. Schuler
                            Title: Executive Director
                                   Corporate Clients
                                   Switzerland









                         WACHOVIA BANK OF GEORGIA, N.A.


                         By:/s/  J. CALVIN RATCLIFF, JR.
                            ---------------------------------
                            Name:  J. Calvin Ratcliff, Jr.
                            Title: Vice President










                         WESTDEUTSCHE LANDESBANK


                         By:/s/  DONALD F. WOLF
                            ------------------------------
                            Name:  Donald F. Wolf
                            Title: Vice President


                         By:/s/ CATHERINE RUTHLAND
                            ------------------------------
                            Name:  Catherine Ruthland
                            Title: Vice President






                         COMMERZBANK AKTIENGESELLSCHAFT,
                           ATLANTA AGENCY


                         By:/s/  ANDREAS K. BREMER
                            -------------------------------
                            Name:  Andreas K. Bremer
                            Title: Senior Vice President & Manager


                         By:/s/  HARRY P. YERGEY
                            -------------------------------
                            Name:  Harry P. Yergey
                            Title: Vice President







                         SOCIETE GENERALE


                         By:/s/  KIRK VOGEL
                            -----------------------------
                            Name:   Kirk Vogel
                            Title:  Vice President